Fees Summary	Nov. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,240,000
Previously Paid Amount	0
Total Fee Amount	45,966.75
Total Offset Amount	0
Net Fee	$ 45,966.75